SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]

   Check the appropriate box:
   [X] Preliminary Proxy Statement
                                     [ ]  Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))
   [ ]     Definitive Proxy Statement
   [ ]     Definitive Additional Materials
   [ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ECCS, INC.
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                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No fee required.
   [ ] Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
-------------------------------------------------------------------------------

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
------------------------------------------------------------------------------

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement no.:

     (3) Filing Party:

     (4) Date Filed:

                                Preliminary Copy

                                   ECCS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE COMPANY FOR THE SPECIAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Michael E. Faherty and Gregg M. Azcuy, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of ECCS, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, on Thursday, November 30, 2000 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Special Meeting of Shareholders and Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged).

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (Continued and to be signed on reverse side)

1. APPROVAL OF A PRIVATE PLACEMENT PURSUANT TO WHICH THE COMPANY SHALL ISSUE UP TO 6,857,143 SHARES OF 6% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A, $.01 PAR VALUE, REPRESENTING APPROXIMATELY 59.5% OF THE ISSUED AND OUTSTANDING EQUITY SECURITIES OF THE COMPANY IMMEDIATELY PRIOR TO SUCH ISSUANCE.

FOR   [  ]                    AGAINST     [  ]              ABSTAIN     [  ]

2. APPROVAL OF PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF PREFERRED STOCK FROM 3,000,000 TO 9,000,000, OF WHICH 6,857,143 SHALL BE DESIGNATED 6% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A.

FOR   [  ]                    AGAINST     [  ]              ABSTAIN     [  ]

3. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Dated:                                    THIS PROXY MUST BE SIGNED
      ----------------------------------  EXACTLY AS THE NAME APPEARS HEREON.
                                          WHEN SHARES ARE HELD BY JOINT
----------------------------------------  TENANTS, BOTH SHOULD SIGN.  IF THE
Signature of Shareholder                  SIGNER IS A CORPORATION, PLEASE SIGN
                                          FULL CORPORATE NAME BY DULY
----------------------------------------  AUTHORIZED OFFICER, GIVING FULL
Signature of Shareholder if held jointly  TITLE AS SUCH.  IF THE SIGNER IS A
                                          PARTNERSHIP, PLEASE SIGN IN
                                          PARTNERSHIP NAME BY AUTHORIZED PERSON.

I will  [  ]            will not  [  ] attend the
                                       Special Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                Preliminary Copy

                                   ECCS, INC.
                                ONE SHEILA DRIVE
                         TINTON FALLS, NEW JERSEY 07724


                                                November 10, 2000

To the Shareholders of ECCS, Inc.:

     ECCS, Inc. (the "Company") is contemplating a private offering of up to 6,857,143 shares (the "Preferred Shares") of 6% Cumulative Convertible Preferred Stock, Series A, $.01 par value ("Series A Preferred Stock"), at an estimated purchase price of $1.75 per share. The purchase price is subject to change depending on various factors, including the market price for the Company's
Common Stock. If consummated, the private offering will provide additional capital to the Company to fund the Company's business plan.

     Shareholder approval is being sought because the Company proposes to amend its Certificate of Incorporation to provide for an aggregate of 9,000,000 shares of preferred stock, of which 6,857,143 will be designated Series A Preferred Stock. In addition, the Bylaws of the National Association of Securities Dealers, Inc. require the Company to obtain shareholder approval prior to the sale or issuance of securities convertible into common stock, which securities are equal to 20% or more of the common stock outstanding before such issuance and which are being offered for less than the fair market value of such stock. The offering of the Preferred Shares as currently contemplated would fall within such parameters and accordingly requires shareholder approval.

     A delay in consummating such equity infusion would seriously jeopardize the financial viability of the Company. Thus, we are seeking your immediate approval in securing in a timely manner the potential financing available. There can be no assurance that we will close the sale of the Preferred Shares even if shareholder approval for such issuance is obtained.

     It is important that your shares be represented in this request for shareholder approval. Please return your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


Sincerely,


Gregg M. Azcuy
President and Chief Executive Officer

                                Preliminary Copy

                                   ECCS, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held November 30, 2000

     The Special Meeting of Shareholders (the "Special Meeting") of ECCS, Inc., a New Jersey corporation (the "Company"), will be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey, on Thursday, November 30, 2000, at 9:00 A.M., local time, for the following purposes:

(1) To approve a private placement pursuant to which the Company shall issue up to 6,857,143 shares of 6% Cumulative Convertible Preferred Stock, Series A, $.01 par value, representing approximately 59.5% of the issued and outstanding equity securities of the Company immediately prior to such issuance;

(2) To amend the Certificate of Incorporation of the Company to increase the Company's authorized shares of Preferred Stock from 3,000,000 to 9,000,000, of which 6,857,143 shall be designated 6% Cumulative Convertible Preferred Stock, Series A; and

(3) To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock of record at the close of business on October 26, 2000 are entitled to notice of and to vote at the Special Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be subject to the inspection of any shareholder for reasonable periods during the Special Meeting. The Special Meeting may be adjourned from time to time without notice other than by announcement at the Special Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                       By Order of the Board of Directors

                                       David J. Sorin
                                       Secretary

                                       Tinton Falls, New Jersey

November 10, 2000

                                Preliminary Copy

                                   ECCS, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724

          ------------------------------------------------------------

                                 PROXY STATEMENT
          ------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ECCS, Inc. (the "Company") of proxies to be voted at the Special Meeting of Shareholders of the Company to be held on November 30, 2000 (the "Special Meeting"), at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of shares of common stock, $.01 par value ("Common Stock"), as of the close of business on October 26, 2000 will be entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As of that date, there were 11,522,971 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Special Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR a proposal to consummate a private placement pursuant to which the Company shall issue up to 6,857,143 shares of 6% Cumulative Convertible Preferred Stock, Series A, $.01 par value ("Series A Preferred Stock"), representing approximately 59.5% of the issued and outstanding equity securities of the Company immediately prior to such issuance,
(ii) FOR a proposal to amend the Certificate of Incorporation of the Company to increase the Company's authorized shares of Preferred Stock from 3,000,000 to 9,000,000, of which 6,857,143 shall be designated Series A Preferred Stock, and
(iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Special Meeting or any adjournment or adjournments thereof. Any shareholder who has submitted a proxy may revoke it at any time before it is voted by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person by written ballot at the Special Meeting. The mere presence at the Special Meeting of the person appointing a proxy does not, however, revoke the appointment.

     This Proxy Statement, together with the related form of proxy, is being mailed to the shareholders of the Company on or about November 10, 2000. The Annual Report on Form 10-K for the year ended December 31, 1999, including financial statements (the "Annual Report"), and the Quarterly Report on Form 10-Q for the period ended September 30, 2000 (the "Quarterly Report"), are being mailed together with this Proxy Statement to all shareholders of record as of October 26, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report and Quarterly Report so that such record holders can supply such material to beneficial owners as of October 26, 2000.

     The presence, in person or by proxy, of holders of the shares of Common Stock having a majority of the votes entitled to be cast at the Special Meeting shall constitute a quorum. All actions proposed herein may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Special Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Special Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Special Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Special Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

                        SERIES A PREFERRED STOCK ISSUANCE PROPOSAL

     Shareholders are being asked to consider and vote upon a proposal to issue, pursuant to a private placement (the "Private Placement"), up to 6,857,143 shares (the "Preferred Shares") of Series A Preferred Stock at an estimated price per share of $1.75. In connection with the Private Placement, the Company may receive up to $12,000,000 in aggregate gross proceeds. The per share purchase price is subject to change depending on various factors, including the market price for the Company's Common Stock and negotiations with purchasers. The definitive number of shares to be sold in the Private Placement and the related aggregate purchase price are subject to change depending on the per share purchase price. In no event will the Company issue more than 6,857,143 shares of Series A Preferred Stock or raise more than $12,000,000 in gross proceeds. The Series A Preferred Stock would be initially convertible into a maximum of 6,857,143 shares of Common Stock, or approximately 59.5% of the issued and outstanding equity securities of the Company immediately prior to such issuance. Based on the number of shares to be issued (on an as-converted to Common Stock basis) and other rights and preferences thereof, the Company, pursuant to The Nasdaq Stock Market, Inc.'s Marketplace Rules 4310(c) and (d), seeks to obtain shareholder approval of the Private Placement.

     C.E. Unterberg, Towbin ("Unterberg Towbin") is acting as placement agent in connection with the Private Placement. As compensation for its services, Unterberg Towbin will receive a fee equal to six percent (6%) of the total gross capital raised in the Private Placement in addition to payment of its expenses. The Company anticipates that the purchasers of the Preferred Shares will include Thomas I. Unterberg, a Director of the Company and beneficial owner of approximately 3.2% of the Company's outstanding Common Stock, and certain affiliates of Mr. Unterberg. Mr. Unterberg also is Chairman, Managing Director and member of the Executive Committee of Unterberg Towbin. See "Security Ownership of Certain Beneficial Owners and Management" below.

     As indicated in the Company's Quarterly Report, the Company is in need of additional financing to fund the Company's actual and planned operations. Net proceeds from the offering will be used for general corporate purposes, research and development and sales and marketing, including, approximately $3,000,000 for brand and product advertising to establish a first mover advantage in the SAN marketplace. The Company had cash and cash equivalents of $3,374,000 at September 30, 2000.

     The Company currently estimates that cash on hand at September 30, 2000 together with borrowings under its line of credit and inventory financing facility and cash generated from operations will be sufficient to satisfy the Company's cash requirements through December 31, 2000. The Board of Directors of the Company considered various means of procuring financing and has determined that, at the present time, the Private Placement is in the best interests of the Company and its shareholders. The Company believes that it will be required to seek additional financing in the future to fund its operations and to continue to develop and market its products.

The Series A Preferred Stock

     Appendix A attached hereto is the proposed form of the preferences and rights of the Series A Preferred Stock to be included in a Certificate of Amendment to the Restated and Amended Certificate of Incorporation (the "Certificate") of the Company. Defined terms used in this section which are not defined shall have the meaning set forth in the Certificate. The dollar amounts set forth in the following summary are based upon an estimated purchase price of $1.75 per share. In general, the Series A Preferred Stock has liquidation and dividend preferences superior to those of existing common shareholders. The following is a summary of the rights, preferences and privileges of the Series A Preferred Stock:

     DESIGNATION AND AMOUNT. Preferred Stock of the Company designated as the "6% Cumulative Convertible Preferred Stock, Series A" (herein referred to as the "Series A Preferred Stock"), having a par value per share equal to $.01, with 6,857,143 shares constituting such series.

     DIVIDENDS.  The  holders of the  outstanding  shares of Series A  Preferred
Stock will be entitled to receive, out of funds legally available therefor, quarter-annual dividends. Each quarter-annual dividend shall be computed by dividing the annual dividend rate of $0.105 by four and shall be payable in cash. Such Series A Preferred Stock dividends shall be cumulative, whether or not declared, and shall compound at an annual rate of 6% on the unpaid cumulative balance. No dividends may be paid or declared upon junior securities, including Common Stock, unless full cumulative dividends on all outstanding shares of Series A Preferred Stock shall have been paid or set apart. Dividends may be declared on parity securities, only if dividends are also declared on the Series A Preferred Stock ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock and accumulated and unpaid on such parity securities.

     LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of Company assets shall be made or set apart for holders of junior securities, the holders of outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to its shareholders an amount equal to $1.75 per share of Series A Preferred Stock plus all cumulative dividends, whether or not earned or declared.

     MATURITY DATE. The Series A Preferred Stock will mature on the date that is four years after issuance (the "Maturity Date"). On the Maturity Date, the Company is required to redeem all shares of Series A Preferred Stock at a redemption price of $1.75 per share in cash together with any accrued and unpaid dividends thereon.

     REDEMPTION AT COMPANY'S OPTION. After the first anniversary of the date of issuance of the shares of Series A Preferred Stock, if the Current Market Price Per Common Share is $3.50 or greater for any 20 consecutive Trading Day Period, and the Daily Price on the last Trading Day of such 20 Trading Day period is $3.50 or greater, the Company may redeem at its option, in whole but not in part, all shares of Series A Preferred Stock then outstanding at a redemption price of $1.75 per share in cash together with any accrued and unpaid dividends thereon to the redemption date.

     REDEMPTION AT SERIES A PREFERRED SHAREHOLDER'S OPTION. If the Company enters into a transaction involving a merger, consolidation or sale or transfer of all of or substantially all of the assets of the Company that results in the holders of Common Stock receiving a value of less than $1.75 per share of Common Stock, at the option of each holder of Series A Preferred Stock, the Company shall redeem such shares of Series A Preferred Stock at a redemption price of $1.75 per share in cash together with any accrued and unpaid dividends thereon up to and including the redemption date. Such holders of

Series A Preferred Stock must elect to redeem the shares of Series A Preferred Stock within 90 days after the closing of such transaction.

     CONVERSION BY HOLDERS. Each share of Series A Preferred Stock will be convertible, at the option of its holder, at any time after issuance, into shares of Common Stock determined by dividing $1.75 by the conversion price, which initially shall be $1.75 per share, for each share of Series A Preferred Stock converted.

     AUTOMATIC CONVERSION. Upon the consummation of the Company's sale of Common Stock in a public offering pursuant to a registration statement under the Securities Act of 1933, as amended, at a per share offering price to the public of not less than $3.50 per share and resulting in net proceeds to the Company of at least $20,000,000, all shares of Series A Preferred then outstanding shall, simultaneously with the closing of such public offering, be deemed automatically converted into Common Stock. To the extent the Company has funds legally available, the holders of Series A Preferred Stock that are converted into Common Stock shall be entitled to payment of all accrued and unpaid dividends on the Series A Preferred Stock up to and including the conversion date.

     ADJUSTMENT OF CONVERSION PRICE. The conversion price of the Series A Preferred Stock shall be adjusted, on a weighted average basis, upon the issuance of Common Stock, other than Excluded Stock at a price per share less than the then Current Market Price Per Common Share. In such event, the Series A Preferred Stock may be convertible into a greater percentage of the Company's total outstanding equity than at the time of the initial issuance of the Series A Preferred Stock. However, from the date of the Closing to the earlier of (i) the date of issuance of additional shares of Series A Preferred Stock by the Company, and (ii) December 31, 2000, the Company shall not issue or sell any Common Stock (other than Excluded Stock) without consideration or for consideration per share less than the then Current Market Price Per Common Share.

     VOTING RIGHTS. The holders of record of shares of Series A Preferred Stock shall not be entitled to any voting rights except with respect to actions by the Company specifically referenced in the Certificate. Such actions require the vote of the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock voting as a class and include: (i) amending the Certificate of Incorporation or Bylaws of the Company; (ii) creating a class of stock or increasing the authorized number of shares of any class of stock ranking equal or prior to the Series A Preferred Stock; (iii) redeeming shares of the Company's capital stock, except as otherwise provided for in the Certificate of Incorporation; (iv) canceling any material indebtedness; (v) permitting any of its assets to become subject to any mortgage, lien or security interest; or (vi) selling all or substantially all of the assets of the Company. The holders of the Series A Preferred Stock are precluded from voting on the proposal regarding the Private Placement.

     RIGHT OF FIRST OFFER. If the percentage of outstanding Common Stock owned (or into which the shares of Series A Preferred Stock are convertible) by a Series A Preferred Stock holder would be diluted by 10% or more in the aggregate by the sale of securities by the Company, including Common Stock, by the Company, such Series A Preferred Stock holder shall have the right of first offer to purchase a pro rata share of such securities sold by the Company.

     REGISTRATION RIGHTS. The holders of the Series A Preferred Stock will be granted certain demand and piggyback registration rights with respect to the Common Stock issuable upon conversion of the Series A Preferred Stock.

     The issuance of the Preferred Shares under this proposal is also subject to the approval of an amendment to the Company's Certificate of Incorporation as described below under "Amendment to Certificate of Incorporation."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO CONSUMMATE THE PRIVATE PLACEMENT OF UP TO 6,857,143 SHARES OF SERIES A PREFERRED STOCK, REPRESENTING APPROXIMATELY 59.5% OF THE ISSUED AND OUTSTANDING EQUITY SECURITIES OF THE COMPANY IMMEDIATELY PRIOR TO SUCH ISSUANCE.

                    AMENDMENT TO CERTIFICATE OF INCORPORATION

     Shareholders are being asked to consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Preferred Stock from three million (3,000,000) shares to nine million (9,000,000) shares, 6,857,143 of which shares will be designated Series A Preferred Stock and sold in the Private Placement. The 2,142,857 shares of undesignated Preferred Stock will provide the Company with flexibility to undertake future financings or negotiate potential future acquisitions.

     The 2,142,857 shares of undesignated Preferred Stock will be issuable from time to time in one or more series and with such designations, preferences and other rights for each series as shall be stated in the resolutions providing for the designation and issue of each such series adopted by the Company's Board of Directors. The Board of Directors is authorized by the Company's Certificate of Incorporation to determine, among other things, the voting, dividend, redemption, conversion, exchange and liquidation powers, rights and preferences and the limitations thereon pertaining to such series. The Board of Directors, subject only to the preferred rights of the holders of the Series A Preferred Stock, if any, may issue Preferred Stock with voting and other rights that could adversely affect the voting power of the holders of the Common Stock and that could have certain anti-takeover effects. The Company has no present plans to issue any additional shares of Preferred Stock other than the shares of Series A Preferred Stock in the Private Placement. The ability of the Board of Directors to issue Preferred Stock, subject only to the preferred rights of the holders of the Series A Preferred Stock, if any, could have the effect of delaying, deferring or preventing a change in control of the Company or the removal of existing management.

     The approval of this proposal to amend the Certificate of Incorporation is required in order to effect the issuance of the Preferred Shares as proposed above under "Series A Preferred Stock Issuance Proposal."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There were, as of September 30, 2000, approximately 143 holders of record. The following table sets forth certain information, as of September 30, 2000, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors and executive officers, and (iii) all Directors and current executive officers as a group.

                                       Amount and Nature
Name and Address                         of Beneficial           Percent
of Beneficial Owner (1)                   Ownership(1)         of Class(2)
------------------------               ------------------      -------------

(i) Certain Beneficial Owners:

E&M  RP Trust
  c/o Edmund Shea
  655 Brea Canyon Road
  Walnut, CA 71789-3010...........         638,727                 5.6%

(ii)   Directors and executive officers:

Gale R. Aguilar...................          37,500(3)              *
James K. Dutton...................          37,500(3)              *
Michael E. Faherty................         389,274(4)              3.3%
Donald E. Fowler..................          37,500(3)              *
Frank R. Triolo...................          37,500(3)              *
Thomas I. Unterberg...............         367,500(3)              3.2%
Gregg M. Azcuy....................         265,725(5)              2.3%
Louis J. Altieri..................          68,309(6)              *
Priyan Guneratne..................          81,000(7)              *

(iii)  All Directors and current
       executive officers as a group     1,321,808(8)             10.6%
       9 persons).................

--------------------
 *    Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 11,522,971 shares of Common Stock outstanding on September 30, 2000, plus any presently exercisable stock options or warrants held by each such holder and options or warrants which will become exercisable within 60 days after September 30, 2000.

(3) Includes 37,500 shares of Common Stock subject to options which are exercisable at September 30, 2000 or which will become exercisable within 60 days of such date.

(4)  Includes  331,348  shares of Common  Stock  subject to  warrants or options
     which  are   exercisable  at  September  30,  2000  or  which  will  become exercisable within 60 days of such date.

(5) Includes 264,404 shares of Common Stock subject to options which are exercisable at September 30, 2000 or which will become exercisable within 60 days of such date.

(6) Includes 67,750 shares of Common Stock subject to options which are exercisable at September 30, 2000 or which will become exercisable within 60 days of such date.

(7) Includes 81,000 shares of Common Stock subject to options which are exercisable at September 30, 1999 or which will become exercisable within 60 days of such date.

(8)  See Notes 3 through 7.

                            AVAILABILITY OF AUDITORS

     One or more representatives of Ernst & Young LLP is expected to attend the Special Meeting and to have an opportunity to make a statement and respond to appropriate questions from shareholders.

                             SHAREHOLDERS' PROPOSALS

     Shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Shareholders must advise the Secretary of the Company of such proposals in writing by December 31, 2000. Any shareholder proposal submitted after such date shall be deemed untimely.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Special Meeting other than the matters referred to above and does not intend to bring any other matters before the Special Meeting. However, if other matters should come before the Special Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne directly by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following financial information is incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "Annual Report"): (i) the information appearing under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (ii) the Company's Consolidated Balance Sheets as of December 31, 1999 and December 31, 1998; (iii) the Company's Consolidated Statements of Operations and the Consolidated Statements of Cash Flow, each for the years ended December 31, 1999, 1998 and 1997; (iv) the Company's Consolidated Statement of Stockholders' Equity for the year ended December 31, 1999; and (v) the independent auditors' report on such consolidated financial statements contained in the Company's Annual Report for the year ended December 31, 1999 and the Notes to the Consolidated Financial Statements contained in the Annual Report.

     The following financial information is incorporated herein by reference to the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2000 (the "Quarterly Report"): (i) the information appearing under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (ii) the Company's interim Consolidated Balance Sheet (unaudited) as of September 30, 2000; (iii) the interim Consolidated Statements of Operations (unaudited) and Consolidated Statements of Cash Flow (unaudited), each for the six month periods ended September 30, 2000 and September 30, 1999; and (iv) the Notes to the Consolidated Financial Statements (unaudited).

     The Annual Report and the Quarterly Report are being mailed together with this Proxy Statement to all shareholders of record as of October 26, 2000. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report and Quarterly Report so that such record holders could supply such material to beneficial owners as of October 26, 2000.

     ECCS, INC. WILL FURNISH A COPY OF ANY EXHIBITS TO ITS ANNUAL REPORT OR QUARTERLY REPORT TO EACH OF ITS SHAREHOLDERS OF RECORD ON OCTOBER 26, 2000, AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO LOUIS
J. ALTIERI, VICE PRESIDENT, FINANCE AND ADMINISTRATION, ECCS, INC., ONE SHEILA DRIVE, BLDG. 6A, TINTON FALLS, NEW JERSEY 07724, TELEPHONE NUMBER (732) 747-6995. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                    By Order of the Board of Directors




                                    David J. Sorin, Secretary

Tinton Falls, New Jersey
November 10, 2000

                                                               APPENDIX A



                 PROPOSED FORM OF THE PREFERENCES AND RIGHTS OF
                   THE SERIES A PREFERRED STOCK TO BE INCLUDED
                      IN A CERTIFICATE OF AMENDMENT TO THE
                       RESTATED AND AMENDED CERTIFICATE OF
                           INCORPORATION OF ECCS, INC.

     (1) NUMBER AND DESIGNATION. 6,857,143 shares of the Preferred Stock of the Corporation shall be designated as 6% Cumulative Convertible Preferred Stock, Series A (the "Series A Convertible Preferred Stock").

     (2) RANK. The shares of Series A Convertible Preferred Stock shall (i) rank on a parity with (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise) additional shares of Series A Preferred Stock issued by the Corporation and each other class of capital stock or series of Preferred Stock issued by the Corporation, the terms of which expressly provide that such class or series will rank on a parity with the shares of Series A Preferred Stock and (ii) rank prior to the shares of the Corporation's common stock, $0.01 par value (the "Common Stock"), and any other class of capital stock or series of Preferred Stock of the Corporation, the terms of which do not expressly provide that it ranks on a parity with the shares of Series A Preferred Stock (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise). All equity securities of the Corporation to which the Series A Convertible Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities". All equity securities of the Corporation with which the Series A Convertible Preferred Stock ranks on a parity (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), are collectively referred to herein as the "Parity Securities". The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Parity Securities, as the case may be.

     (3) DIVIDENDS. (a) The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available for the payment of dividends, quarter-annual dividends. Each quarter-annual dividend shall be computed by dividing the annual dividend rate of $0.105 by four and shall be payable in cash. Each payment of a dividend resulting in a fraction of a cent will be rounded up to the nearest whole cent. Such dividends shall be payable in arrears in equal amounts quarterly on March 15, June 15, September 15 and December 15 of each year (unless such day is not a Business Day, in which event on the next succeeding Business Day) (each of such dates being a "Dividend Payment Date" and each such quarterly period being a "Dividend Period") commencing on the Dividend Payment Date which next follows the issuance of such shares of Series A Convertible Preferred Stock. Such dividends (i) shall be cumulative from the date of issue, whether or not declared and whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends and (ii) shall compound quarterly, to the extent they are unpaid, at the rate of 6% per annum computed on the basis of a 360-day year and twelve 30-day months. Each such dividend shall be payable to the holders of record of shares of the Series A Convertible Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record dates, not more than 60 days, or less than 10 days, preceding the payment dates thereof, as shall be fixed by the Board of Directors or a duly authorized committee thereof. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday, a day on which the Nasdaq National Market ("Nasdaq") does not conduct regular trading or a day which is or is declared a national or New York State holiday.

     (b) The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series A Convertible Preferred Stock shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of shares of Series A Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Convertible Preferred Stock.

     (c) Payments of dividends shall be made in coin or currency of the United States that as of the Dividend Payment Date shall be legal tender for payment of public and private debts by mailing a check to each holder of shares of the Series A Convertible Preferred Stock at the address of such holder as shown on the stock books of the Corporation.

     (d) So long as any shares of the Series A Convertible Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on Parity Securities, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Convertible Preferred Stock for all Dividend Periods terminating on or prior to the date of payment of the dividend on such Parity Securities. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all dividends declared upon shares of the Series A Convertible Preferred Stock and all dividends declared upon any other Parity Security shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Convertible Preferred Stock and accumulated and unpaid on such Parity Security.

     (e) So long as any shares of the Series A Convertible Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (all such dividends, distributions, redemptions or purchases being hereinafter referred to as a "Junior Securities Distribution") for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any Junior Securities) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities), unless in each case (i) the full cumulative dividends on all outstanding shares of the Series A Convertible Preferred Stock and any other Parity Securities shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series A Convertible Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series A Convertible Preferred Stock and the current dividend period with respect to such Parity Securities.

     (4) MATURITY DATE. The Series A Convertible Preferred Stock will mature on the date that is four years after issuance (the "Maturity Date"). On the Maturity Date, to the extent the Corporation shall have funds legally available for such payment, the Corporation shall redeem, in whole but not in part, all shares of Series A Convertible Preferred Stock at a redemption price of $1.75 per share in cash together with any accrued and unpaid dividends thereon to the Maturity Date.

     (5) LIQUIDATION PREFERENCE. (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, the holders of the shares of Series A Convertible Preferred Stock shall be entitled to receive $1.75 per share of Series A Convertible Preferred Stock plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Series A Convertible Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series A Convertible Preferred Stock and any such other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series A Convertible Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this paragraph (5), and except in the event that the holders of the shares of Series A Convertible Preferred Stock approve such transaction pursuant to paragraph (9)(a)(ii), any transaction involving a consolidation or merger of the Corporation with one or more other corporations or the sale or transfer of all of or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

     (b) Subject to the rights of the holders of any Parity Securities, after payment shall have been made in full to the holders of the Series A Convertible Preferred

Stock, as provided in this paragraph (5), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Convertible Preferred Stock shall not be entitled to share therein.

     (6) REDEMPTION. (a) To the extent the Corporation shall have funds legally available for such payment, if during any 20 consecutive Trading Day (as defined in paragraph (8)(f)(vi)) period after the first anniversary of the date of issuance of the shares of Series A Convertible Preferred Stock, (x) the Current Market Price Per Common Share (as defined in paragraph (8)(f)(vi)) is $3.50 or greater, and (y) the Daily Price on the last Trading Day of such 20 consecutive Trading Day period is $3.50 or greater, the Corporation may redeem at its option, in whole but not in part, all shares of Series A Convertible Preferred Stock at a redemption price of $1.75 per share in cash together with any accrued and unpaid dividends thereon to the redemption date; provided, however, that the redemption date selected by the Corporation for the redemption of the shares of Series A Convertible Preferred Stock shall be no later than 30 days after the close of such 20 consecutive Trading Day period.

     (b) To the extent the Corporation shall have funds legally available for such payment, at the individual option of each holder of the Series A Convertible Preferred Stock, if the Corporation enters into a transaction involving a merger, consolidation or sale or transfer of all of or substantially all of the assets of the Corporation that results in a holder of the Common Stock receiving cash, securities or other property in value of less than $1.75 per share of Common Stock, the Corporation shall redeem such shares of Series A Convertible Preferred Stock at a redemption price of $1.75 per share in cash together with any accrued and unpaid dividends thereon to the redemption date, provided, however, that such holder must elect to redeem the shares of Series A Convertible Preferred Stock within 90 days after the closing of such transaction.

     (c) Immediately prior to authorizing or making any redemption pursuant to paragraph (4) or this paragraph (6), the Corporation, by resolution of its Board of Directors, shall, to the extent of any funds legally available therefor, declare a dividend on the Series A Convertible Preferred Stock payable on the redemption date in an amount equal to any accrued and unpaid dividends on the Series A Convertible Preferred Stock as of such redemption date.

     (d) Shares of Series A Convertible Preferred Stock which have been issued and reacquired in any manner, including shares purchased, converted or redeemed pursuant to the terms contained in this paragraph (6) or paragraphs (4) or (8), shall (upon compliance with any applicable provisions of the laws of the State of New Jersey) have the status of authorized and unissued shares of the class of Preferred Stock designated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided that no such issued and reacquired shares of Series A Convertible Preferred Stock shall be reissued or sold as Series A Convertible Preferred Stock.

     (7) PROCEDURE FOR REDEMPTION. (a) In the event the Corporation shall redeem shares of Series A Convertible Preferred Stock pursuant to paragraph (6)(a), notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed at such holder's address as the same appears on the stock register of the Corporation; provided that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of notice for the redemption of any share of Series A Convertible Preferred Stock to be redeemed except as to the holder to whom the Corporation has failed to give said notice or except as to the holder whose notice was defective. Each such notice shall state: (i) the redemption date;
(ii) the redemption price; (iii) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (iv) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

     (b) The redemption option under paragraph (6)(b) shall be exercised by written notice of the holder to the Corporation setting forth the proposed initial date for redemption, which date shall be not less than 30 nor more than 90 days from the date of such notice. The Corporation shall mail, at least 15 days but not more than 60 days prior to the date fixed for such redemption, a notice to the holder of Series A Convertible Preferred Stock to be redeemed, at the addresses then appearing on the books of the Corporation. Such notice shall state: (i) such holder's right to redemption; (ii) the redemption date; and
(iii) the applicable redemption price. Any notice mailed in such manner shall be conclusively deemed to have been duly given whether or not such notice is in fact received.

     (c) From and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption), dividends on the shares of Series A Convertible Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for the shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require), such shares shall be redeemed by the Corporation at the redemption price aforesaid.

     (8) CONVERSION. (a)(i) Subject to the provisions of this paragraph (8), the holders of the share of Series A Convertible Preferred Stock shall have the right, at any time and from time to time, at such holder's option, to convert any or all outstanding shares of Series A Convertible Preferred Stock, in whole or in part, into that number of fully paid and non-assessable shares of Common Stock obtained by dividing $1.75 by the Conversion Price (as defined below), and by surrender of such shares so to be converted, such surrender to be made in the manner provided in this paragraph (8). The term "Conversion Price" shall mean $1.75 per share, as adjusted in accordance with the provisions of paragraph
(8)(f). To the extent the Corporation shall have funds legally available for such payment, the holder of shares of Series A Convertible Preferred Stock exercising the right to convert such shares into shares of Common Stock shall be entitled to payment of all accrued and unpaid dividends, if any, on or with respect to such shares of Series A Convertible Preferred Stock up to and including the conversion date.

     (ii) Upon the consummation of the Corporation's sale of Common Stock in a public offering pursuant to a registration statement under the Securities Act of 1933 (the "Securities Act"), at a per share offering price to the public of not less than $3.50 per share and resulting in net proceeds to the Corporation of at least $20,000,000, all shares of Series A Convertible Preferred Stock then outstanding shall, by virtue of, and simultaneously with, the closing of such public offering, be deemed automatically converted into such whole number of shares of Common Stock as provided in paragraph (8)(a)(i). All shares of Common Stock issued upon such conversion will be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights and registered under the Securities Act and approved for quotation on Nasdaq. To the extent the Corporation shall have funds legally available for such payment, the holder of shares of Series A Convertible Preferred Stock converted into shares of Common Stock shall be entitled to payment of all accrued and unpaid dividends, if any, on or with respect to such shares of Series A Convertible Preferred Stock up to and including the conversion date.

     (b) (i) In order to exercise  the  conversion  right  pursuant to paragraph
(8)(a)(i), the holder of the shares of Series A Convertible Preferred Stock to be converted shall surrender the certificate representing such shares at the office of the Corporation, or at the office of the conversion agent for the Series A Convertible Preferred Stock appointed for such purpose by the Corporation, with a written notice of election to convert completed and signed specifying the number of shares to be converted.

            Such notice shall be substantially in the following form:

                          NOTICE OF ELECTION TO CONVERT

          The undersigned, being a holder of the 6% Cumulative Convertible Preferred Stock, Series A ("Preferred Stock"), of ECCS, Inc. (the "Corporation"), irrevocably exercises the right to convert
     outstanding  shares of  Preferred  Stock on               ,  into shares of
     Common Stock of the Corporation in accordance with the terms of the Preferred Stock, and directs that the shares issuable and deliverable upon the conversion, be issued and delivered in the denominations indicated below to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

Fill in for registration of shares of
Common Stock if to be issued otherwise
than to the registered holder:



---------------------------------------
Name



---------------------------------------
Address



---------------------------------------
(Please print name                         ----------------------------------
and address,                               (signature)
including postal
code number)

Denominations:
              -------------------------

Unless the shares issuable on conversion are to be issued in the same name as the name in which such shares of Series A Convertible Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax.

     (ii) As promptly as practicable after the surrender by the holder of the certificates for shares of Series A Convertible Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, a certificate or certificates for the whole number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this paragraph (8).

     (iii) Each conversion pursuant to paragraph (8)(a)(i) shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series A Convertible Preferred Stock shall have been surrendered and such notice rece ived by the Corporation as aforesaid, and the Person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time on such date. All shares of

Common Stock delivered upon conversion of the Series A Convertible Preferred Stock pursuant to paragraph (8)(a)(i) will upon delivery be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. Upon the surrender of certificates representing shares of Series A Convertible Preferred Stock, such shares shall no longer be deemed to be outstanding and all rights of a holder with respect to such shares surrendered for conversion shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to paragraph (8)(a)(i).

     (c)(i) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Common Stock as shall be required for the purpose of effecting conversions of the Series A Convertible Preferred Stock. For purposes of this paragraph (c)(i), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series A
Convertible Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

     (ii) Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Series A Convertible Preferred Stock, the Corporation shall use its best efforts to comply with all applicable Federal and state laws and regulations which require action to be taken by the Corporation, and shall have caused such securities to be approved for quotation on Nasdaq.

     (d) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on conversion of the Series A Convertible Preferred Stock pursuant hereto.

     (e) In connection with the conversion of any shares of Series A Convertible Preferred Stock, any fractional shares of Common Stock shall be rounded up to the nearest whole number. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of the shares of Series A Convertible Preferred Stock so surrendered. (All calculations under this paragraph (8) shall be made to the nearest 1/100 of one cent or to the nearest 1/10,000 of a share, as the case may
be).

     (f) The Conversion Price shall be adjusted from time to time as follows:

     (i) In case the Corporation shall at any time after the date of issue of the Series A Convertible Preferred Stock (I) declare a dividend or make a distribution on Common Stock payable in Common Stock, (II) subdivide or split the outstanding Common Stock into a greater number of shares, (III) combine or reclassify the outstanding Common Stock into a smaller number of shares, (IV) issue any shares of its capital stock in a reclassification of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), or (V) consolidate with, or merge with or into, any other Person (unless the Corporation shall be the surviving corporation in such merger and the holders of Common Stock of the Corporation are not entitled to receive any consideration in connection therewith), the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, split, combination, consolidation, merger or reclassification shall be proportionately adjusted so that the conversion of the Series A Convertible Preferred Stock after such time shall entitle the holder to receive the aggregate number of shares of Common Stock or other securities of the Corporation (or shares of any security into which such shares of Common Stock have been combined, consolidated, merged or reclassified pursuant to clause (III), (IV) or (V) above) which, if this Series A Convertible Preferred Stock had been converted immediately prior to such time, such holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, distribution, subdivision, split, combination, consolidation, merger or reclassification, assuming such holder of Common Stock of the Corporation (x) is not a Person with which the Corporation consolidated or into which the Corporation merged or which merged into the Corporation or to which such recapitalization, sale or transfer was made, as the case may be ("constituent person"), or an affiliate of a constituent person and (y) failed to exercise any rights of election as to the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer is not the same for each share of Common Stock of the Corporation held immediately prior to such reclassification, change, consolidation, merger, recapitalization, sale or transfer by other than a constituent person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this paragraph (f)(i) the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, recapitalization, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such adjustment shall be made successively whenever any event listed above shall occur.

     (ii)(a) In case the Corporation shall issue or sell any Common Stock (other than Excluded Stock (as defined below)) without consideration or for a consideration per share less than the then Current Market Price Per Common Share, the Conversion Price to be in effect after such issuance or sale shall be determined by multiplying the Conversion Price in effect immediately prior to such issuance or sale by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus the number of shares which the aggregate offering price of the total number of shares so issued or sold would purchase at such Current Market Price Per Common Share, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after giving effect to such issuance or sale. In case any portion of the consideration to be received by the Corporation shall be in a form other than cash, the fair market value of such noncash consideration shall be utilized in the foregoing computation. Such fair market value shall be determined by the Board of

Directors of the Corporation. Such adjustment shall be made effective immediately after such issuance or sale. For purposes of paragraphs (f)(ii),
(iii) and (iv), "Excluded Stock" shall mean any shares of Common Stock, or any shares of stock or other securities convertible or exercisable into or exchangeable for shares of Common Stock (such convertible, exercisable or exchangeable stock or securities being herein called "Convertible Securities") or any rights to subscribe for or purchase, or options or warrants for the purchase of shares of the Common Stock or any Convertible Securities issued or issuable, granted or sold (I) pursuant to options issued under the 1989 Stock Option Plan, (II) pursuant to options issued or issuable under the 1996 Stock Plan, (III) pursuant to options issued or issuable under the 1996 Non-Employee Directors Stock Option Plan, (IV) pursuant to Common Stock purchase warrants granted to Michael E. Faherty on December 6, 1994, (V) pursuant to shares of Common Stock issuable under the 1995 Employee Stock Purchase Plan, (VI) pursuant to options or warrants outstanding on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation and (VI) upon the additional issuance, conversion or exchange of any Series A Convertible Preferred Stock or pursuant to any other contractual obligation in existence on the date of the filing of this Certificate of Amendment to the Certificate of Incorporation, or any Convertible Securities issued after such date, provided that the "conversion price" for the Common Stock underlying such Convertible Security is greater than the Current Market Price Per Common Share on the date such Convertible Security is issued, granted or sold, or pursuant to the exercise of any rights or options, or upon conversion or exchange of any Convertible Securities, if with respect to such rights, options or Convertible Securities no adjustment to the Conversion Price was required pursuant to this paragraph (f)(ii) (the rights and options in clauses (I) through (VI) being collectively called the "Existing Equity Rights").

     (b) From the date of the Closing to the earlier of (i) the date of issuance of additional shares of Series A Convertible Preferred Stock by the Corporation and (ii) December 31, 2000, the Corporation shall not issue or sell any Common Stock (other than Excluded Stock) without consideration or for consideration per share less than the then Current Market Price Per Common Share.

     (iii) In case the Corporation shall fix a record date for the issue of rights, options or warrants (other than Excluded Stock) to the holders of its Common Stock or other securities entitling such holders to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) less than the then Current Market Price Per Common Share on such record date, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants (or conversion of such convertible securities) shall be deemed to have been issued and outstanding as of such record date, and the Conversion Price shall be adjusted pursuant to paragraph (f)(ii) hereof as though such maximum number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration payable for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (f)(ii) hereof. Such adjustment shall be made effective on the day immediately after the record date; and in the event that such rights, options or warrants are not so issued or expire unexercised or such convertible securities are redeemed or otherwise retired prior to conversion thereof, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph
(f)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event.

     (iv) In case the Corporation shall issue rights, options or warrants (other than Excluded Stock) entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible into shares of Common Stock) or shall issue convertible securities, at a price per share of Common Stock (or having a conversion price per share of Common Stock, if a security convertible into shares of Common Stock) (including, in the case of rights, options or warrants, the price at which they may be exercised) less than the then Current Market Price Per Common Share, the maximum number of shares of Common Stock issuable upon exercise of such rights, options or warrants or upon conversion of such convertible securities shall be deemed to have been issued and outstanding as of the date of such sale or issuance, and the Conversion Price shall be adjusted pursuant to paragraph (f)(ii) hereof as though such maximum, number of shares of Common Stock had been so issued for an aggregate consideration equal to the aggregate consideration paid for such rights, options, warrants or convertible securities and the aggregate consideration payable by the holders of such rights, options, warrants or convertible securities prior to their receipt of such shares of Common Stock. In case any portion of such consideration shall be in a form other than cash, the fair market value of such noncash consideration shall be determined as set forth in paragraph (f)(ii) hereof. Such adjustment shall be made effective immediately after such rights, options, warrants or convertible securities are issued; and in the event that such rights, options or warrants expire unexercised or such convertible securities are redeemed or otherwise retired prior to conversion thereof, or in the event of a change in the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled (other than pursuant to adjustment provisions therein comparable to those contained in this paragraph
(f)), the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such rights, options, warrants or convertible securities had not been issued, in the former event, or the Conversion Price which would then be in effect if such holders had initially been entitled to such changed number of shares of Common Stock, in the latter event. No adjustment of the Conversion Price shall be made pursuant to this paragraph
(f)(iv) to the extent that the Conversion Price shall have been adjusted pursuant to paragraph (f)(iii) upon the setting of any record date relating to such rights, options, warrants or convertible securities and such adjustment fully reflects the number of shares of Common Stock to which the holders of such rights, options, warrants or convertible securities are entitled and the price payable therefor.

     (v) In case the Corporation shall fix a record date for the making of a distribution to holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness, assets or other property (other than regular periodic cash dividends or dividends payable in Common Stock or rights, options or warrants referred to in, and for which an adjustment is made pursuant to, paragraph (f)(iii) hereof), the Conversion Price to be in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, (A) the numerator of which shall be the Current Market Price Per Common Share on such record date, less the fair market value (determined as set forth in paragraph (f)(ii) hereof) of the portion of the assets, other property or evidence or indebtedness so to be distributed which is applicable to one share of Common Stock and (B) the denominator of which shall be the Current Market Price Per Common Share on such record date. Such adjustments shall be made effective on the day immediately after the record date; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

     (vi) On any date, the "Current Market Price Per Common Share" shall be deemed to be the average of the Daily Prices (as defined below) per share of the applicable class of Common Stock for the 20 consecutive Trading Days immediately prior to such date. "Daily Price" means (1) if the shares of such class of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (2) if the shares of such class of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (3) if the shares of such class of Common Stock then are not listed and traded on any such securities exchange, the closing price on such day quoted on Nasdaq; (4) if the shares of such class of Common Stock then are not traded on Nasdaq, the average of the highest reported bid and lowest reported asked price on such day as reported by the National Association of Securities Dealers, Inc. Automated Quotation System; or (5) if the shares of such class of Common Stock then are not traded in such manner that the quotations referred to in clauses
(1) - (4) are available for the period required hereunder, the Current Market Price Per Common Share shall be determined in good faith by the Board of Directors of the Corporation, as evidenced by a resolution, or if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the holders of a majority of the shares of the Series A Convertible Preferred Stock then outstanding. "Trading Day" means, with respect to any exchange or market, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on such exchange or in such market. For purposes of any computation under this paragraph
(f), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation.

     (vii) To the extent that the Conversion Price shall have been adjusted pursuant to any of paragraphs (f)(ii), (iii), (iv) or (v) as a result of a particular event, no additional adjustment shall be made pursuant to any other of such paragraphs (f)(ii), (iii), (iv) or (v) as a result of such event. No adjustment to the Conversion Price pursuant to paragraphs (f)(ii), (iii), (iv) and (v) above shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided that any adjustments which by reason of this paragraph (f) (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (f) shall be made to the nearest four decimal points.

     (viii) In the event that, at any time as a result of the provisions of this paragraph (f), the holder of this Series A Convertible Preferred Stock upon subsequent conversion shall become entitled to receive any shares of capital stock of the Corporation other than Common Stock, the number of such other shares so receivable upon conversion of this Series A Convertible Preferred Stock shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

     (g) Whenever the  Conversion  Price is adjusted  pursuant to this paragraph
(8), the Corporation shall promptly send by first class mail, postage prepaid, to the holders of the Series A Convertible Preferred Stock at the address of each holder as shown on the stock books of the Corporation a certificate of a firm of independent public accountants (who may be the regular accountants employed by the Corporation) setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the manner of computing the same.

     (h) Shares of Series A Convertible Preferred Stock which have been issued and reacquired in any manner, including shares purchased or converted pursuant to the terms contained in this paragraph (8), shall (upon compliance with any applicable provisions of the laws of the State of New Jersey) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided that no such issued and reacquired shares of Series A Convertible Preferred Stock shall be reissued or sold as Series A Convertible Preferred Stock.

     (9) VOTING RIGHTS. The holders of record of shares of Series A Convertible Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this paragraph (9). So long as any shares of the Series A Convertible Preferred Stock shall remain outstanding, without the vote of holders of at least 66-2/3% of the then outstanding shares of Series A Convertible Preferred Stock at a meeting of the holders of Series A Convertible Preferred Stock called for such purpose, the Corporation will not (A) amend, alter or repeal any provision hereof or of the Certificate of Incorporation or By-laws; provided that any such amendment that changes the dividend payable on or the liquidation preference of the Series A Convertible Preferred Stock shall require the affirmative vote at a meeting of holders of Series A Convertible Preferred Stock called for such purpose, or written consent, of the holders of at least 80% of the then outstanding shares of Series A Convertible Preferred Stock; (B) create any class or classes of stock ranking equal or prior to the Series A Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up or increase the number of authorized shares of any class or classes of stock ranking equal or prior to the Series A Convertible Preferred Stock either as to dividends or upon liquidation, dissolution or winding up; provided that the holders of the Series A Convertible Preferred Stock shall not be entitled to affirmatively vote at any meeting of the stockholders of the Corporation or by written consent on any matters relating to the issuance by the Corporation of any additional shares of Series A Convertible Preferred Stock to be issued within 90 days of the date of Closing; (C) redeem or otherwise acquire any shares of its capital stock or issue any capital stock or any option, warrant or right relating thereto or any securities convertible into or exchangeable for any shares of capital stock (except pursuant to the Existing Equity Rights); (D) cancel any material indebtedness or waive any claims or rights of substantial value; (E) permit, allow or suffer any of its assets to be subject to any mortgage, lien, security interest, encumbrance, easement, covenant, right-of-way or other similar restriction of a material nature other than in the ordinary course of business; or (F) effect any sale, lease, assignment, transfer or other conveyance of all or substantially all of the assets of the Corporation or any of its subsidiaries, or any consolidation or merger involving the Corporation or any of its subsidiaries, or any reclassification or other change of any stock, or any recapitalization of the Corporation.

     (10) PURCHASE AGREEMENT. The Series A Convertible Preferred Stock shall be subject to the provisions of the Purchase Agreement between the Corporation and
the Purchasers listed on Exhibit A thereto dated      , 2000.

     (11) RIGHT OF FIRST OFFER. (a) Subject to the terms and conditions specified in this paragraph (10), the Corporation hereby grants to each holder the right of first offer to purchase a pro rata share of New Securities (as hereinafter defined) which the Corporation may, from time to time, propose to sell and issue; provided, however, that any holder shall have such right of first offer only if the percentage of outstanding Common Stock owned (or into which the shares of Series A Convertible Preferred Stock are convertible) by such holder would be diluted by 10% or more in the aggregate by any such sale (or any series of sales over any 48-month period) of New Securities. A holder's pro rata share, for purposes of this right of first offer, is the ratio of the number of shares of Common Stock owned by such holder immediately prior to the issuance of the New Securities, assuming full conversion of the shares of Series A Convertible Preferred Stock, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the shares of Series A Convertible Preferred Stock. Each holder shall have a right of overallotment such that if any holder fails to exercise its right under hereunder to purchase its pro rata share of New

Securities, the other holders may purchase the nonpurchasing holder's portion on a pro rata basis within 10 days from the date such nonpurchasing holder fails to exercise its right hereunder to purchase its pro rata share of New Securities. Each holder shall be entitled to apportion the right of first offer hereby granted among itself and its partners, shareholders and affiliates in such proportions as it deems appropriate.

     (b) In the event the Corporation proposes to issue New Securities (and in the event over-allotment rights exist with respect to any issue of New Securities), it shall give each holder written notice (the "Notice") of its intention stating (i) a description of the New Securities it proposes to issue,
(ii) the number of shares of New Securities it proposes to offer, (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities and (iv) the number of shares that the holder has the right to purchase under this paragraph (11).

     (c) Within 10 days after the Notice is given, the holder may elect to purchase, at the price specified in the Notice, up to its pro rata share of New Securities, as provided for in paragraph (11)(a). An election to purchase shall be made in writing and must be given to the Corporation within such 10-day period. The closing of the sale of New Securities by the Corporation to the participating holder upon exercise of its rights under this paragraph (11) shall take place simultaneously with the closing of the sale of New Securities to third parties.

     (d) The Corporation shall have 120 days after the last date on which the holder's right of first offer lapsed to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days from the execution thereof) to sell the New Securities which the holders did not elect to purchase under this paragraph (11), at or above the price and upon terms not more favorable to the purchasers of such securities than the terms specified in the initial Notice given in connection with such sale. In the event the Corporation has not entered into an agreement to sell the New Securities within such 120-day period (or sold and issued New Securities in accordance with the foregoing within 60 days from the date of said agreement), the Corporation shall not thereafter issue or sell any New Securities without first offering such New Securities to the Purchaser in the manner provided in this paragraph (11).

     (e) "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Corporation's capital stock, provided that "New Securities" does not include: (A) the Series A Convertible Preferred Stock or the Common Stock issuable upon conversion of Series A Convertible Preferred Stock; (B) shares of Common Stock issuable pursuant to the Existing Equity Rights; (C) Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this paragraph (9) or was subject to the right of first offer granted under this paragraph (9); and (D) securities sold to the public in an offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

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


     (12)  GENERAL  PROVISIONS.  (a) The term  "Person" is used herein means any
corporation,   limited  liability  company,  partnership,  trust,  organization, association, other entity or individual.

     (b) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation (including treasury shares) or a subsidiary.

     (c) The headings of the paragraphs are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

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